Exhibit 99.1

                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                            AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Quarterly Report of Donar Enterprises, Inc. (the
"Company") on Form 10-QSB for the period ending June 30, 2002 as filed with the
Securities  and  Exchange  Commission  on  the  date  hereof (the "Report"), I,
William  Tay,  Chief  Executive  Officer  and Chief Financial  Officer  of  the
Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the
Sarbanes-Oxley Act of 2002, that:

        (1)  The Report fully complies with  the  requirements of section 13(a)
             or 15(d) of the Securities Exchange Act of 1934; and

        (2)  The  information  contained  in the  Report  fairly  presents,  in all  material  respects,  the  financial  condition  and result of operations of the Company.

Date: 8/13/02            /S/ William Tay
                         William Tay, Chief Executive Officer and
                         Chief Financial Officer